Registration No. 333-11471



               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                 POST-EFFECTIVE AMENDMENT No. 5
                               TO
                            FORM S-4
                     REGISTRATION STATEMENT
                             UNDER
                   THE SECURITIES ACT OF 1933
                               on
                             FORM S-8
                     REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933


                        TIME WARNER INC.
                     (FORMERLY NAMED TW INC.)
      (Exact name of registrant as specified in its charter)

           DELAWARE                                   13-3527249
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)              Identification Number)
                        75 Rockefeller Plaza
            New York, New York                   10019
      (Address of Principal Executive Offices) (Zip Code)

                    Time Warner Savings Plan
                  Cable Employees Savings Plan
                    (Full title of the Plans)

                       Peter R. Haje, Esq.
           Executive Vice President and General Counsel
                         Time Warner Inc.
                       75 Rockefeller Plaza
                     New York, New York 10019
             (Name and Address of agent for service)

                          (212) 484-8000
  (Telephone number, including area code, of agent for service)


This Post-Effective Amendment No. 5 covers 1,858,432 shares (1,395,072 shares under the Time Warner Savings Plan and 463,360 under the Cable Employees Savings Plan) of the Registrant's Common Stock, par value $.01 per share, originally registered on a Registration Statement on Form S-4 to which this is an amendment. The registration fees in respect of such Common Stock (totaling $20,947.56)were paid at the time of the original filing of the Registration Statement on Form S-4 relating to such Common Stock.

This Registration Statement also pertains to (a) an indeterminate number of additional shares of Common Stock pursuant to anti-dilution and adjustment provisions and (b) Rights to Purchase Series A Participating Cumulative Preferred Stock ("Rights") of the Registrant. Upon the occurrence of certain prescribed events, one Right will be issued for each share of Common Stock. Until the occurrence of such events, the Rights are not exercisable, will be evidenced by the certificates for the Common Stock and will be transferred along with and only with the Common Stock and of the above referenced plans.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.


                     INTRODUCTORY STATEMENT


     Time Warner Inc. (formerly named TW Inc.) (the "Registrant") hereby amends its Registration Statement on Form S-4 (No. 333-11471), effective September 6, 1996 (the "S-4 Registration Statement"), by filing this Post-Effective Amendment on Form S-8 relating to its Common Stock, par value $.01 per share, and associated Rights to Purchase Series A Participating Cumulative Preferred Stock, par value $.10 per share (collectively, the "Common Stock"), to be issued pursuant to the terms of the Time Warner Savings Plan and the Cable Employees Savings Plan (collectively, the "Plans").

     On October 10, 1996, pursuant to an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") dated as of September 22, 1995, as amended, between Time Warner Companies, Inc. (formerly named Time Warner Inc.) ("Old Time Warner"), the Registrant (formerly a wholly owned subsidiary of Old Time Warner), Time Warner Acquisition Corp., formerly a Delaware corporation and a wholly owned subsidiary of the Registrant ("Delaware Sub"), TW Acquisition Corp., formerly a Georgia corporation and a wholly owned subsidiary of the Registrant ("Georgia Sub"), and Turner Broadcasting System, Inc. ("TBS"), among other things: (a) Delaware Sub was merged into Old Time Warner, (b) each outstanding share of Common Stock, par value $1.00 per share, of Old Time Warner ("Old Time Warner Common Stock"), other than shares held directly or indirectly by Old Time Warner, was converted into one share of Common Stock, par value $.01 per share, of the Registrant, (c) Georgia Sub was merged into TBS (collectively, with (a), the "Mergers"), (d) the outstanding capital stock of TBS, other than shares held directly or indirectly by Old Time Warner or the Registrant or in the treasury of TBS and shares with respect to which dissenters' rights were properly exercised, was converted into the right to receive the Registrant's Common Stock, (e) each of Old Time Warner and TBS became a wholly owned subsidiary of the Registrant, (f) the Registrant was renamed "Time Warner Inc." and (g) the Registrant assumed Old Time Warner's obligations under the Plans.

     Prior to the Mergers, shares of Old Time Warner Common Stock to be issued under the Cable Plan were registered by Old Time Warner under Registration Statements or Post-Effective Amendments to Registration Statements on Form S-8, Registration Nos. 2-62477, 2-67216, 33-37929 and 33-47152, 33-16507 and 33-48381. After the effective time of the Mergers, shares of Common Stock of the Registrant will be issued pursuant to the terms of the Plans.

     This Post-Effective Amendment relates only to the Common Stock of the Registrant issuable under the Plans and an indeterminate amount of interests to be offered or sold pursuant to the Plans.

                            PART II

Item 3.   Incorporation of Documents by Reference.

          The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant (File No. 1-12259) or by Old Time Warner (File No. 1-8637) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise indicated, are hereby incorporated by reference in this Post-Effective Amendment No. 5 to the S-4 Registration Statement:

          1. Old Time Warner's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Old Time Warner's Form 10-K/A dated June 27, 1996 (the "1995 Form 10-K");

          2. Old Time Warner's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996;

          3. Old Time Warner's Current Reports on Form 8-K dated January 4, 1996, March 22, 1996, March 25, 1996, April 2, 1996,
               April 4, 1996, April 11, 1996, May 15, 1996, August 6, 1996,
               August 14, 1996, September 6, 1996 and September 12, 1996;

          4. The Joint Proxy Statement/Prospectus dated September 6, 1996 filed by the Registrant as part of its S-4 Registration Statement, as filed with the Commission on September 6, 1996 pursuant to the Securities Act of 1933, as amended; and

          5. Time WarnerEmployees Savings Plan Annual Report on Form 11-K for the year ended December 30, 1995 and and Cable Employees
               Savings Plan Annual Report on Form 11-K for the year ended December 31, 1995 filed by Old Time Warner on Form 10-K/A dated June 27, 1996; and

          6. The description of the Registrant's Common Stock and Rights to purchase Series A Participating Cumulative Preferred Stock, par value $.10 per share, contained in Item 4 of its Registration Statement on Form 8-B, as filed with the Commission on October 2, 1996, pursuant to Section 12(b) of the Exchange Act.

          All documents and reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c), 14 or 15(d) of the Exchange Act after the date of this post-effective amendment to the S-4 Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein and to be a part hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.   Description of Securities

          Not applicable.




Item 5.   Interests of Named Experts and Counsel.

          The consolidated financial statements and schedules of Old Time Warner and Time Warner Entertainment Company, L.P. appearing in the 1995 Form 10-K, the combined financial statements of the Time Warner Service Partnerships incorporated by reference therein, and the consolidated financial statements and schedule of Cablevision Industries Corporation as of December 31, 1995, and for the year then ended, which are incorporated herein and in the Prospectuses relating hereto by reference to the Joint Proxy Statement/Prospectus included as part of the S-4 Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon included therein and incorporated herein by reference. Such financial statements and schedules are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

          The financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries as of July 31, 1994 and 1993, and for each of the three years in the period ended July 31, 1994, and the financial statements of Vision Cable Division of Vision Cable Communications, Inc. and Subsidiaries as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, which are incorporated herein and in the Prospectuses relating hereto by reference to the Joint Proxy Statement/Prospectus included as part of the S-4 Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

          The financial statements of Paragon Communications as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, which are incorporated herein and in the Prospectuses relating hereto by reference to the 1995 Form 10-K, and the consolidated financial statements of Turner Broadcasting System, Inc. as of December 31, 1995 and 1994, and for the three years in the period ended December 31, 1995, which are incorporated herein and in the Prospectuses relating hereto by reference to the Joint Proxy Statement/Prospectus included as part of the S-4 Registration Statement, have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

          The consolidated financial statements of Cablevision Industries Corporation as of December 31, 1994, and for each of the two years in the period ended December 31, 1994, which are incorporated herein and in the Prospectuses relating hereto by reference to the Joint Proxy Statement/Prospectus included as part of the S-4 Registration Statement, have been audited by Arthur Andersen LLP, Independent Public Accountants, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

          The consolidated financial statements of KBLCOM Incorporated as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, which are incorporated herein and in the Prospectuses relating hereto by reference to the Joint Proxy Statement/Prospectus included as part of the S-4 Registration Statement, have been audited by Deloitte & Touche LLP, Independent Auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

          Legal matters in connection with the Common Stock offered hereby have been passed upon for the Registrant by Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019.

Item 6.  Indemnification of Directors and Officers.

          Section 145 of the Delaware General Corporation Law (the "DGCL") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

          Article VI of the Registrant's By-laws requires indemnification to the fullest extent permitted under Delaware law of any person who is or was a director or officer of the Registrant who is or was involved or threatened to be made so involved in any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer or employee of the Registrant or any predecessor of the Registrant or was serving at the request of the Registrant as a director, officer or employee of any other enterprise.

          Section 102(b)-(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Registrant, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 1, Article X of the Restated Certificate of Incorporation of the Registrant eliminates the liability of directors to the extent permitted by Section 102(b)(7).

          The foregoing statements are subject to the detailed provisions of Sections 145 and 102(b)(7) of the DGCL, Article VI of such By-laws and Section 1, Article X of such Restated Certificate of Incorporation, as applicable.

          The Registrant's Directors' and Officers' Liability and
Reimbursement Insurance Policy is designed to reimburse the Registrant for any payments made by it pursuant to the foregoing indemnification. Such policy has coverage of $50,000,000.



Item 7.  Exemption from Registration Claimed.

          Not applicable.

Item 8.  Exhibits.

          The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this Registration Statement.

          The undersigned Registrant hereby undertakes that it will submit or has submitted each of the Plans and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify each Plan under Section
401 of the Internal Revenue Code of 1986, as amended.

Item 9.  Undertakings.

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events
                    arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii)To include any material information with respect to
                    the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8, or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
      Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York, on October 11, 1996.



                                        TIME WARNER  INC.


                                   By /s/ Richard J. Bressler
                                    Name:  Richard J. Bressler
                                            Title: Senior Vice President and
                                             Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on October 11, 1996 in the capacities indicated.


         Signature                      Title

(i) Principal Executive Officers:

                   *               Director, Chairman of the Board and
        (Gerald M. Levin)          Chief Executive Officer


(ii) Principal Financial Officer:

/s/ Richard J. Bressler            Senior Vice President and Chief
       (Richard J. Bressler)            Financial Officer


(iii) Principal Accounting Officer:

/s/ John A. LaBarca                     Vice President and Controller
        (John A. LaBarca)

(iv) Directors:

               *
         (Merv Adelson)

               *
  (Lawrence B. Buttenwieser)

               *
   (Beverly Sills Greenough)

               *
        (Carla A. Hills)

               *
        (David T. Kearns)

               *
          (Reuben Mark)

               *
       (Michael A. Miles)

               *
        (J. Richard Munro)

               *
      (Richard D. Parsons)

               *
       (Donald S. Perkins)

               *
          (R. E. Turner)

               *
     (Raymond S. Troubh)

               *
   (Francis T. Vincent, Jr.)

Constituting a majority of the Board of Directors

*By /s/ Peter R. Haje
       (Peter R. Haje)
       (Attorney-in-Fact)

*Pursuant to Powers of Attorney
  dated as of October 10, 1996
Time Warner Savings Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the Time Warner Savings Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on October 11, 1996.

                                   TIME WARNER SAVINGS PLAN

                                By /s/Carolyn K. McCandless
                                   (Carolyn K. McCandless, Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on October 11, 1996 in the capacities indicated.

Members of the Committee Administering the Plan

John A. LaBarca
Philip R. Lochner, Jr.
Carolyn K. McCandless
Andra D. Sanders
Paul D. Williams


                               By    /s/ Carolyn K. McCandless
                                     (Carolyn K. McCandless, Attorney-in-Fact)

Cable Employees Savings Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the Cable Employees Savings Plan have duly caused this Post-Effective Amendment No. 5 to the S-4 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Stamford, State of Connecticut on October 11, 1996.

                                   CABLE EMPLOYEES SAVINGS PLAN



                                  By /s/ Tommy J. Harris
                                      (Tommy J. Harris, Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons on October 11, 1996 in the capacities indicated.

Members of the Committee Administering the Plan

Glenn A. Britt
James P. Cottingham
James H. Doolittle
Charles W. Ellis
Tommy J. Harris
                                By /s/ Tommy J. Harris
                                   (Tommy J. Harris, Attorney-in-Fact)
<PAGE
                          EXHIBIT INDEX



Exhibit
Number           Description                              Page


 4.1       Amended and Restated Agreement and Plan of
           Merger (the "Merger Agreement"), dated as of
           September 22, 1995, among Time Warner
           Companies, Inc. (formerly named Time Warner
           Inc.) ("Old Time Warner"), the Registrant, Time
           Warner Acquisition Corp., TW Acquisition Corp.
           and TBS (incorporated by reference to Appendix
           A-1(a) to the Joint Proxy Statement/Prospectus
           included as part of the Registrant's
           Registration Statement on Form S-4
           (Registration No. 333-11471) (the "S-4
           Registration Statement"); Exhibits A-1, A-2, B,
           C-1 and C-2 to the Merger Agreement are
           incorporated by reference to Exhibit 2(a) to
           the Current Report on Form 8-K dated as of
           November 16, 1995 of Old Time Warner (File No.
           1-8637)).                                                     *

 4.2       Amendment No. 1 dated as of August 8, 1996 to
           the Merger Agreement (incorporated by reference
           to Appendix A-1(b) to the Joint Proxy
           Statement/Prospectus included as part of the
           S-4 Registration Statement).                                  *

 4.3       Restated Certificate of Incorporation of the
           Registrant (incorporated by reference to
           Exhibit 4.3 of the Registrant's Post-Effective
           Amendment No. 1 to Form S-4 Registration
           Statement on Form S-8 Registration Statement
           (the "S-8 Registration Statement").                           *

 4.4       Certificate of Amendment of Restated
           Certificate of Incorporation of the Registrant
           (incorporated by reference to Exhibit 4.4 to
           the S-8 Registration Statement).                              *

 4.5       Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series LMC Stock of the Registrant
           (incorporated by reference to Exhibit 4.5 to
           the S-8 Registration Statement).                              *

 4.6       Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series LMCN-V Stock of the
           Registrant (incorporated by reference to
           Exhibit 4.6 to the S-8 Registration Statement).               *

 4.7       Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series A Participating Cumulative
           Preferred Stock of the Registrant (incorporated
           by reference to Exhibit 4.7 to the S-8
           Registration Statement).                                     *

 4.8       Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series D Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.8 to the S-8
           Registration Statement).                                    *

 4.9       Certificate of the Voting Powers,
           Designations, Preferences and Relative,
           Participating, Optional or Other Special
           Rights, and Qualifications, Limitations or
           Restrictions Thereof, of Series E Convertible
           Preferred Stock of the Registrant (incorporated
           by reference to Exhibit 4.9 to the S-8
           Registration Statement).                                    *

 4.10      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series F Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.10 to the S-8
           Registration Statement).                                    *

 4.11      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series G Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.11 to the S-8
           Registration Statement).                                    *

 4.12      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series H Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.12 to the S-8
           Registration Statement).                                    *

 4.13      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series I Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.13 to the S-8
           Registration Statement).                                    *

 4.14      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of Series J Convertible Preferred
           Stock of the Registrant (incorporated by
           reference to Exhibit 4.14 to the S-8
           Registration Statement).                                    *

 4.15      Certificate of the Voting Powers, Designations,
           Preferences and Relative, Participating,
           Optional or Other Special Rights, and
           Qualifications, Limitations or Restrictions
           Thereof, of 10-1/4% Series M Exchangeable
           Preferred Stock of the Registrant (incorporated
           by reference to Exhibit 4.15 to the S-8
           Registration Statement).                                   *

 4.16      By-laws of the Registrant (incorporated by
           reference to Exhibit 4.16 to the S-8
           Registration Statement).                                   *

 4.17      Rights Agreement, between the Registrant and
           ChaseMellon Shareholder Services, L.L.C., as
           Rights Agent (incorporated by reference to
           Exhibit 4.17 to the S-8 Registration
           Statement).                                                *

4.18       Shareholder's Agreement (the "Shareholders'
           Agreement"), dated as of September 22, 1995,
           among Old Time Warner, R.E. Turner and certain
           associates and affiliates of R. E. Turner
           (incorporated by reference to Appendix A-3 to
           the Joint Proxy Statement/Prospectus included
           as part of the S-4 Registration Statement;
           Schedule 1 to the Shareholders' Agreement is
           incorporated by reference to Exhibit 10(a) to
           the Current Report on Form 8-K dated September
           22, 1995 of Old Time Warner (File No. 1-8637)).            *

 5.        Opinion of Cravath, Swaine & Moore regarding
           the legality of the securities being registered
           (incorporated by reference to Exhibit 5 to the
           S-4 Registration Statement).                               *

23.1 Consent of Ernst & Young LLP, independent auditors.

23.2 Consent of Price Warehouse LLP, independent accountants, with respect to Paragon
           Communications.

23.3 Consent of Price Warehouse LLP, independent accountants, with respect to Turner
           Broadcasting System, Inc.

23.4       Cconsent of Arthur Andersen LLP, Independent
           Public Acountants.

23.5       Consent of Deloitte & Touche LLP, Independent
           Auditors.

23.6       Consent of Cravath, Swaine & Moore
           (incorporated by reference to Exhibit 5 to the
           S-4 Registration Statement).                                *

24.1       Powers of Attorney dated as of October 10, 96
           (incorporated by reference to Exhibit 24 to the
           S-8 Registration Statement).                                *

24.2       Powers of Attorney for the Administrative
           Committee of the Cable Plan (incorporated by
           reference to Exhibit 24.2 to Old Time Warner's
           Post-Effective Amendment No. 1 to Form S-8
           Registration Statement (Registration No. 33-47151)).        *

24.3       Powers of Attorney for the Administrative
           Committee for the Time Warner Savings Plan and the Time Warner Thrift Plan.





*Incorporated by reference